MLP Investment Company

KYN Quarterly Report

February 28, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of February 28, 2013, we had total assets of $4.9 billion, net assets applicable to our common stock of $2.7 billion (net asset value per share of $30.92), and 88.6 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of February 28, 2013, we held $4.9 billion in equity investments and no debt investments.

Recent Events

On March 5, 2013, we entered into a new unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The new Credit Facility has a three-year term maturing on March 4, 2016 and a total commitment amount of $250.0 million, an increase of $50.0 million from the prior Credit Facility. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

On March 12, 2013, we completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. The net proceeds of $145.5 million were used to make additional portfolio investments, repay indebtedness and for general corporate purposes.

On April 3, 2013, we completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock (“Series F MRP Shares”) at a price of $25.00 per share. The Series F MRP Shares pay cash dividends at a rate of 3.50% per annum. Net proceeds from the offering were $122.5 million. The net proceeds from this offering were used to redeem all 4,000,000 shares of our Series D mandatory redeemable preferred stock (“Series D MRP Shares”) with a $100.0 million liquidation preference, to make additional portfolio investments, to repay indebtedness, and for general corporate purposes.

On April 16, 2013, we executed a definitive agreement for the private placement of $235.0 million of senior unsecured notes (“Senior Notes”). In conjunction with execution of this agreement, on April 16, 2013, we received funding of $110.0 million (the “April Funding”) of the $235.0 million total offering amount. The remaining $125.0 million is expected to be funded in June 2013 (the “June Funding”). Proceeds from the April Funding will be used to make new portfolio investments and to repay indebtedness, and proceeds from the June Funding will be used to refinance $125.0 million principal amount of the Series K Senior Notes, which mature on June 19, 2013.

The table below sets forth the timing and key terms of the Senior Notes:

Series	April Funding (in millions)	June Funding (in millions)	Total Amount (in millions)	Interest Rate	Maturity
DD	$35.0	$40.0	$75.0	2.74%	4/16/19
EE	24.0	26.0	50.0	3.20%	4/16/21
FF	30.0	35.0	65.0	3.57%	4/16/23
GG	21.0	24.0	45.0	3.67%	4/16/25

	$110.0	$125.0	$235.0

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Top Ten Portfolio Investments as of February 28, 2013

Listed below are our top ten portfolio investments by issuer as of February 28, 2013.

Holding	Sector	Amount ($millions)	Percent of Long-Term Investments
1. Enterprise Products Partners L.P.	Midstream MLP	$434.9	9.0%
2. Plains All American Pipeline, L.P.	Midstream MLP	375.1	7.7
3. Kinder Morgan Management, LLC	Midstream MLP	356.7	7.3
4. MarkWest Energy Partners, L.P.	Midstream MLP	283.6	5.8
5. El Paso Pipeline Partners, L.P.	Midstream MLP	207.6	4.3
6. Energy Transfer Equity, L.P.	General Partner MLP	206.9	4.3
7. Williams Partners L.P.	Midstream MLP	203.5	4.2
8. Regency Energy Pertners LP	Midstream MLP	185.8	3.8
9. ONEOK Partners, L.P.	Midstream MLP	161.8	3.3
10. Enbridge Energy Partners, L.P.	Midstream MLP	157.1	3.2

		$2,573.0	52.9%

Results of Operations — For the Three Months Ended February 28, 2013

Investment Income.    Investment income totaled $9.0 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $66.6 million of cash dividends and distributions, of which $56.9 million was treated as return of capital and $0.7 million were distributions in excess of cost basis. We received $7.1 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $31.0 million, including $15.7 million of investment management fees, $9.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.3 million), and $0.9 million of other operating expenses. Preferred stock distributions for the quarter were $4.8 million (including non-cash amortization of $0.2 million).

Net Investment Loss.    Our net investment loss totaled $15.3 million and included a current and deferred income tax benefit of $6.7 million.

Net Realized Gains.    We had net realized gains from our investments of $27.7 million, net of $16.3 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $249.9 million. The net change consisted of $396.1 million of unrealized gains from investments, $0.6 million of unrealized losses from option activity and a deferred tax expense of $146.8 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $262.3 million. This increase was comprised of a net investment loss of $15.3 million; net realized gains of $27.7 million; and net change in unrealized gains of $249.9 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2013
Distributions and Other Income from Investments
Dividends and Distributions	$66.6
Paid-In-Kind Dividends	7.1
Net Premiums Received from Call Options Written	1.6

Total Distributions and Other Income from Investments	75.3
Expenses
Investment Management Fee	(15.7)
Other Expenses	(0.9)
Interest Expense	(9.3)
Preferred Stock Distributions	(4.6)
Income Tax Benefit	6.7

Net Distributable Income (NDI)	$51.5

Weighted Shares Outstanding	88.5
NDI per Weighted Share Outstanding	$0.58

Distributions paid per Common Share(1)	$0.565

(1)	The distribution of $0.565 per share for the first quarter of fiscal 2013 was paid to common stockholders on April 12, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On March 20, 2013, we declared a quarterly distribution of $0.565 per common share for the first quarter of fiscal 2013 (a total distribution of $52.6 million). The distribution represents an increase of 2.7% from the prior quarter’s distribution and an increase of 9.2% from the distribution for the quarter ended February 29, 2012. The distribution was paid on April 12, 2013 to common stockholders of record on April 5, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI. Interest or dividend premiums paid associated with the redemption of senior unsecured notes or preferred stock are included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at February 28, 2013 of $1,285.0 million was comprised of $890.0 million of Senior Notes, $21.0 million outstanding under our Credit Facility and $374.0 million of mandatory redeemable preferred stock. Total leverage represented 26% of total assets at February 28, 2013. As of April 18, 2013, we had $125.0 million borrowed under our Credit Facility, and we had $2.1 million of cash.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

On March 5, 2013, we entered into a new Credit Facility with a syndicate of lenders. The new Credit Facility has a three-year commitment maturing on March 4, 2016 and a total commitment amount of $250.0 million, an increase of $50.0 million from the prior Credit Facility. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

We had $890.0 million of Senior Notes outstanding at February 28, 2013. On April 16, 2013, we executed a definitive agreement for the private placement of $235.0 million of Senior Notes. In conjuction with the execution of this agreement, on April 16, 2013, we received funding of $110.0 million of the $235.0 million total offering amount. The remaining $125.0 million is expected to be funded in June 2013 and will be used to refinance $125.0 million principal amount of our Series K Senior Notes which mature on June 19, 2013. The remaining Senior Notes mature between 2014 and 2025.

As of February 28, 2013, we had $374.0 million of mandatory redeemable preferred stock outstanding. On April 3, 2013, we completed a public offering of $125.0 million of Series F MRP Shares. A portion of the proceeds were used to redeem all of the Series D MRP Shares with a $100.0 million liquidation preference. The remaining mandatory redeemable preferred stock outstanding is subject to mandatory redemption at various dates from 2017 through 2020.

At February 28, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 442% and 313% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

As of February 28, 2013, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. At such date, the weighted average interest or dividend rate on our total leverage was 4.3%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 177.3%
Equity Investments(1) — 177.3%
Midstream MLP(2) — 140.1%
Access Midstream Partners, L.P.	2,002	$74,543
Boardwalk Pipeline Partners, LP	853	22,645
Buckeye Partners, L.P.(3)	1,861	103,643
Buckeye Partners, L.P. — Class B Units(3)(4)(5)	948	50,573
Copano Energy, L.L.C.	1,597	61,566
Crestwood Midstream Partners LP	2,589	64,981
Crestwood Midstream Partners LP — Class C Units(4)(5)	1,226	30,567
Crosstex Energy, L.P.	5,758	97,141
DCP Midstream Partners, LP	3,122	126,855
El Paso Pipeline Partners, L.P.	4,968	207,613
Enbridge Energy Management, L.L.C.(5)	166	4,548
Enbridge Energy Partners, L.P.	5,670	157,110
Energy Transfer Partners, L.P.(6)	1,104	52,889
Enterprise Products Partners L.P.	7,674	434,860
Global Partners LP	2,054	69,312
Inergy, L.P.	4,303	85,894
Inergy Midstream, L.P.	1,476	35,326
Inergy Midstream, L.P. — Unregistered(4)	1,905	44,012
Kinder Morgan Management, LLC(5)	4,307	356,724
Magellan Midstream Partners, L.P.(6)	2,769	138,903
MarkWest Energy Partners, L.P.(3)(6)	4,961	283,611
MPLX LP	372	12,174
Niska Gas Storage Partners LLC	1,904	22,492
NuStar Energy L.P.(6)	974	49,729
ONEOK Partners, L.P.	2,953	161,842
Plains All American Pipeline, L.P.(3)	6,852	375,136
PVR Partners, L.P.(3)	4,849	112,489
Regency Energy Partners LP	7,810	185,795
Summit Midstream Partners, LP	1,131	25,463
Targa Resources Partners L.P.	1,691	69,648
Tesoro Logistics LP	562	28,064
Western Gas Partners, LP	1,604	87,976
Williams Partners L.P.	4,095	203,533

		3,837,657

General Partner MLP — 11.4%
Alliance Holdings GP L.P.	1,885	97,911
Energy Transfer Equity, L.P.	3,891	206,943
Western Gas Equity Partners, LP	250	8,499

		313,353

Midstream — 8.8%
Kinder Morgan, Inc.	1,029	38,138
ONEOK, Inc.	1,510	67,913

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Midstream (continued)
Plains All American GP LLC — Unregistered(3)(4)	24	$65,496
Targa Resources Corp.	145	8,845
The Williams Companies, Inc.(6)	1,766	61,287

		241,679

Shipping MLP — 7.5%
Capital Product Partners L.P.	2,841	22,699
Golar LNG Partners LP	216	6,440
Navios Maritime Partners L.P.	1,876	25,852
Teekay LNG Partners L.P.	1,552	60,780
Teekay Offshore Partners L.P.	3,179	88,992

		204,763

Upstream MLP & Income Trust — 4.5%
BreitBurn Energy Partners L.P.	2,420	47,076
Legacy Reserves L.P.	278	7,330
Memorial Production Partners LP	339	6,366
Mid-Con Energy Partners, LP	1,258	27,666
Pacific Coast Oil Trust	578	10,965
SandRidge Mississippian Trust II	702	9,478
SandRidge Permian Trust	610	9,573
VOC Energy Trust	347	4,521

		122,975

Other — 5.0%
Alliance Resource Partners, L.P.	163	10,143
Clearwater Trust (3)(4)(7)	N/A	2,630
Exterran Partners, L.P.	2,903	68,452
Hi-Crush Partners LP	1,289	24,171
PetroLogistics LP	893	13,948
SunCoke Energy Partners, L.P.(8)	667	13,160
USA Compression Partners, LP(8)	273	5,086

		137,590

Total Equity Investments (Cost — $2,810,624)		4,858,017

	No. of Contracts
Liabilities
Call Option Contracts Written(9)
Midstream MLP
Energy Transfer Partners, L.P., call option expiring 3/15/13 @ $47.50	1,000	(75)
Magellan Midstream Partners, L.P., call option expiring 3/15/13 @ $47.50	500	(140)
Magellan Midstream Partners, L.P., call option expiring 3/15/13 @ $50.00	2,500	(212)
MarkWest Energy Partners, L.P., call option expiring 3/15/13 @ $55.00	1,030	(257)
MarkWest Energy Partners, L.P., call option expiring 4/19/13 @ $55.00	1,030	(330)
MarkWest Energy Partners, L.P., call option expiring 4/19/13 @ $57.50	690	(83)
NuStar Energy L.P., call option expiring 3/15/13 @ $50.00	4,000	(600)

		(1,697)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Contracts	Value
Midstream
The Williams Companies, Inc.., call option expiring 4/19/13 @ $34.00	500	$ (63)
The Williams Companies, Inc.., call option expiring 4/19/13 @ $35.00	500	(40)

		(103)

Total Call Option Contracts Written (Premiums Received — $1,217)		(1,800)

Credit Facility		(21,000)
Senior Unsecured Notes		(890,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(374,000)
Current Tax Liability		(573)
Deferred Tax Liability		(809,631)
Other Liabilities		(50,333)

Total Liabilities		(2,147,337)
Other Assets		29,551

Total Liabilities in Excess of Other Assets		(2,117,786)

Net Assets Applicable to Common Stockholders		$2,740,231

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	The Company believes that it is an affiliate of Buckeye Partners, L.P., Clearwater Trust, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(4)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(5)	Distributions are paid-in-kind.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,330,290)	$3,864,439
Affiliated (Cost — $480,334)	993,578

Total investments (Cost — $2,810,624)	4,858,017
Cash	9,772
Deposits with brokers	613
Receivable for securities sold	7,380
Interest, dividends and distributions receivable	1,485
Deferred debt issuance and preferred stock offering costs and other assets	10,301

Total Assets	4,887,568

LIABILITIES
Payable for securities purchased	23,298
Investment management fee payable	15,713
Accrued directors’ fees and expenses	91
Call option contracts written (Premiums received — $1,217)	1,800
Accrued expenses and other liabilities	11,215
Interest rate swap contract	16
Current tax liability	573
Deferred tax liability	809,631
Credit facility	21,000
Senior unsecured notes	890,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (14,960,000 shares issued and outstanding)	374,000

Total Liabilities	2,147,337

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,740,231

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (88,621,686 shares issued and outstanding, 185,040,000 shares authorized)	$89
Paid-in capital	1,695,233
Accumulated net investment loss, net of income taxes, less dividends	(558,875)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	318,279
Net unrealized gains on investments and options, net of income taxes	1,285,505

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,740,231

NET ASSET VALUE PER COMMON SHARE	$30.92

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2013

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$53,354
Affiliated investments	13,217

Total dividends and distributions	66,571
Return of capital	(56,837)
Distributions in excess of cost basis	(735)

Total Investment Income	8,999

Expenses
Investment management fees	15,713
Administration fees	215
Professional fees	149
Custodian fees	117
Reports to stockholders	88
Directors’ fees and expenses	88
Insurance	58
Other expenses	200

Total expenses — before interest expense, preferred distributions and taxes	16,628
Interest expense and amortization of debt issuance costs	9,573
Distributions on mandatory redeemable preferred stock and amortization of offering costs	4,845

Total expenses — before taxes	31,046

Net Investment Loss — Before taxes	(22,047)
Current tax benefit	427
Deferred tax benefit	6,349

Net Investment Loss	(15,271)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	43,750
Options	186
Current tax expense	(1,024)
Deferred tax expense	(15,232)

Net Realized Gains	27,680

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	280,511
Investments — affiliated	116,833
Options	(610)
Interest Rate Swap Contracts	(16)
Deferred tax expense	(146,786)

Net Change in Unrealized Gains	249,932

Net Realized and Unrealized Gains	277,612

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$262,341

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment loss, net of tax(1)	$(15,271)		$(58,611)
Net realized gains, net of tax	27,680		94,944
Net change in unrealized gains, net of tax	249,932		235,058

Net Increase in Net Assets Resulting from Operations	262,341		271,391

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(21,889	)(2)	(127,330	)(3)
Distributions — return of capital	(26,748	)(2)	(45,115	)(3)

Dividends and Distributions to Common Stockholders	(48,637)		(172,445)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 12,500,000 shares of common stock	—		385,075
Underwriting discounts and offering expenses associated with the issuance of common stock	(27)		(16,085)
Issuance of 190,273 and 801,204 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	5,733		23,282

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	5,706		392,272

Total Increase in Net Assets Applicable to Common Stockholders	219,410		491,218

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,520,821		2,029,603

End of period	$2,740,231		$2,520,821

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Company estimates that the distribution in the amount of $4,597 paid to mandatory redeemable preferred stockholders during the three months ended February 28, 2013 will be a dividend (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $17,409 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2012 were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the three months ended February 28, 2013 as either a dividend (eligible to be treated as qualified dividend income) or distributions (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the period will not be determined until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(3)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2012 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2013

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$262,341
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	56,837
Net realized gains	(43,936)
Net unrealized gains	(397,328)
Purchase of long-term investments	(202,143)
Proceeds from sale of long-term investments	202,512
Increase in deposits with brokers	(397)
Increase in receivable for securities sold	(701)
Increase in interest, dividends and distributions receivable	(1,397)
Amortization of deferred debt issuance costs	333
Amortization of mandatory redeemable preferred stock issuance costs	248
Increase in other assets, net	(115)
Increase in payable for securities purchased	18,747
Increase in investment management fee payable	526
Decrease in accrued directors’ fees and expenses	(3)
Increase in call option contracts written, net	1,421
Decrease in accrued expenses and other liabilities	(8,048)
Increase in current tax liability	34
Increase in deferred tax liability	155,669

Net Cash Provided by Operating Activities	44,600

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	2,000
Issuance of shares of common stock, net of offering costs	(27)
Costs associated with issuance of mandatory redeemable preferred stock	(15)
Cash distributions paid to common stockholders, net	(42,904)

Net Cash Used in Financing Activities	(40,946)

NET INCREASE IN CASH	3,654
CASH — BEGINNING OF PERIOD	6,118

CASH — END OF PERIOD	$9,772

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $5,733 pursuant to the Company’s dividend reinvestment plan.

During the three months ended February 28, 2013, interest paid was $17,264 and income tax paid was $563.

The Company received $7,135 paid-in-kind dividends during the three months ended February 28, 2013. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$28.51		$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.17)		(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	3.13		4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	2.96		3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—		—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(0.25)		(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	(0.30)		(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(0.55)		(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	—		0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	—		0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	—		0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$30.92		$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$35.38		$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	15.7	%(7)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,740,231		$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.5%		2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.1		0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6		2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.3		2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	24.9		7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	29.8%		12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.4)%		(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	10.3	%(7)	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	4.3	%(7)	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,549,038		$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	890,000		890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	21,000		19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—		—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	374,000		374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	88,532,892		82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	441.8%		418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	313.2%		296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.77		$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for the three months ended February 28, 2013 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarterly basis, or if the investment is new, at the end of the month in which the investment was made.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of the month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 28, 2013, the Company held 7.1% of its net assets applicable to common stockholders (4.0% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $193,278. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 28, 2013, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three months ended February 28, 2013, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the three months ended February 28, 2013, the Company had $56,837 of return of capital and $735 of cash distributions that were in excess of cost basis, which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

Three Months Ended February 28, 2013
Return of capital portion of dividends and distributions received	85%
Return of capital — attributable to net realized gains (losses)	$5,286
Return of capital — attributable to net change in unrealized gains (losses)	51,551

Total return of capital	$56,837

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. During the three months ended February 28, 2013, the Company received the following paid-in-kind dividends.

Three Months Ended February 28, 2013
Buckeye Partners, L.P. (Class B Units)	$961
Crestwood Midstream Partners LP (Class C Units)(1)	612
Enbridge Energy Management, L.L.C.	89
Kinder Morgan Management, LLC	5,473

Total paid-in-kind dividends	$7,135

(1)	Converted to common units on April 1, 2013.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three months ended February 28, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at February 28, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$4,858,017	$4,664,739	$—	$193,278

Liabilities at Fair Value
Interest rate swap contract	$16	$—	$16	$—
Call option contracts written	1,800	—	1,800	—

	$1,816	$—	$1,816	$—

For the three months ended February 28, 2013, there were no transfers between Level 1 and Level 2.

As of February 28, 2013, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $890,000 and 14,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $374,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $374,000 of mandatory redeemable preferred stock, Series D ($100,000 liquidation value) and Series E ($120,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. The remaining three series of preferred stock — the Series A, B and C mandatory redeemable preferred stock ($154,000 aggregate liquidation value) — and all of the senior unsecured notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Senior Notes ($890,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes	$890,000	$931,700
Mandatory redeemable preferred stock	$374,000	$388,580

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2013.

Equity Investments
Balance — November 30, 2012	$129,311
Purchases	40,000
Issuances	1,573
Transfers out	—
Realized gains (losses)	—
Unrealized gains, net	22,394

Balance — February 28, 2013	$193,278

The $22,394 of unrealized gains presented in the table above for the three months ended February 28, 2013 relate to investments that are still held at February 28, 2013, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchase of $40,000 for the three months ended February 28, 2013 relates to the Company’s investment in Inergy Midstream, L.P. (Common Units). The issuances of $1,573 for the three months ended February 28, 2013 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Company’s estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return discount rates.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of February 28, 2013:

Quantitative Table for Valuation Techniques

				Range		Weighted Average(1)
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$125,152	- Discount to publicly traded	- Current discount	0.7%	4.2%	3.1%
public companies		securities
(PIPE)			- Remaining restricted period	32 days	324 days	161 days

Equity securities of	68,126	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	19.5x	20.5x	20.0x
common units / common equity			- Discount for marketability	15.0%	15.0%	15.0%

		- M&A analysis	- Selected EV / EBITDA multiples	17.5x	18.5x	18.0x
		- Discounted cash flow	- Equity rate of return	18.0%	25.0%	20.2%

Total	$193,278

(1)	Weighted average based on the fair value of investments in each category.

4. Concentration	of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of total assets in MLPs and other Midstream Energy Companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, including supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by such portfolio company’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the Company’s net asset value. The Company may invest up to 20% of its total assets in debt securities of MLP’s and other Midstream Energy Companies, which may include below investment grade debt securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 20, 2012, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2013 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a one year agreement with KAFA to waive a portion of its management fee, which agreement may be renewed annually. Effective October 1, 2012, KAFA agreed to waive 0.125% of its 1.375% management fee on average total assets in excess of $4,500,000 (thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000). For the three months ended February 28, 2013, the Company paid management fees at an annual rate of 1.371% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of February 28, 2013, the Company believes that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At February 28, 2013, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

6. Income	Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

At February 28, 2013, the Company had a current income tax payable of $573. The payable primarily is the result of estimated taxable income under alternative minimum tax (“AMT”) for fiscal 2013. Components of the Company’s tax assets and liabilities as of February 28, 2013 are as follows:

Current tax liability	$(573)

Deferred tax assets:
Net operating loss carryforwards — Federal	44,427
Net operating loss carryforwards — State	3,716
AMT credit carryforwards	2,282
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(860,056)

Total deferred tax liability, net	$(809,631)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2013, the Company had federal net operating loss carryforwards of $130,954 (deferred tax asset of $44,427). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforwards have expiration dates ranging from 2027 to 2032. In addition, the Company has state net operating loss carryforwards of $120,770 (deferred tax asset of $3,716). These state net operating loss carryforwards have expiration dates ranging from the current year to 2032.

At February 28, 2013, the Company had AMT credit carryforwards of $2,282. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2011, the Company received $174,040 in aggregate cash distributions from its MLP investments and reduced its cost basis, for income tax purposes, by the same amount. During the same period, the Company had additional cost basis reductions of $113,567 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three months ended February 28, 2013, as follows:

Three Months Ended February 28, 2013
Computed federal income tax at 35%	$146,513
State income tax, net of federal tax	8,448
Non-deductible distributions on mandatory redeemable preferred stock and other	1,305

Total income tax expense (benefit)	$156,266

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2013, the cost basis of investments for federal income tax purposes was $2,566,402. The cost basis for federal income tax purposes is $244,222 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 28, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$2,300,143
Gross unrealized depreciation of investments (including options)	(9,111)

Net unrealized appreciation of investments (before interest rate swap contract)	2,291,032
Net unrealized depreciation on interest rate swap contract	(16)

Net unrealized appreciation of investments	$2,291,016

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At February 28, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	948	$45,006	$50,573	$53.36	1.9%	1.0%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	2,630	N/A	0.1	0.1
Crestwood Midstream Partners LP
Class C Units	(2)	(3)	1,226	26,007	30,567	24.93	1.1	0.6
Inergy Midstream, L.P.
Common Units	12/7/12	(3)	1,905	39,331	44,012	25.11	1.6	0.9
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	30,129	65,496	2,696	2.4	1.4

Total				$143,739	$193,278		7.1%	4.0%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the three months ended February 28, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP’s board of directors (see Note 5 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value its investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. The total number of outstanding options at February 28, 2013 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 28, 2013 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2012	4,100	$406
Options written	19,130	1,849
Options subsequently repurchased(1)	(3,700)	(381)
Options exercised	(7,780)	(657)
Options expired	—	—

Options outstanding at February 28, 2013(2)	11,750	$1,217

(1)	The price at which the Company subsequently repurchased the options was $195, which resulted in a realized gain of $186.

(2)	The percentage of total investments subject to call options written was 1.2% at February 28, 2013.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment.

During the first quarter of fiscal 2013, the Company entered into an interest rate swap contract ($75,000 notional amount) in anticipation of the private placements of Senior Notes. As of February 28, 2013, the net unrealized depreciation of the outstanding interest rate swap contact was $16.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 28, 2013
Call options	Call option contracts written	$(1,800)
Interest rate swap contract	Interest rate swap contract	(16)

		$(1,816)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended February 28, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$186	$(610)
Interest rate swap contracts	Interest rate swap contract	—	(16)

		$186	$(626)

9. Investment	Transactions

For the three months ended February 28, 2013, the Company purchased and sold securities in the amounts of $202,143 and $202,512 (excluding short-term investments and options), respectively.

10.	Credit Facility

At February 28, 2013, the Company had a $200,000 unsecured revolving credit facility (the “Credit Facility”). On March 5, 2013, the Company renewed its Credit Facility that was scheduled to mature on June 11, 2013 with a syndicate of lenders. The new Credit Facility has a three-year term, maturing on March 4, 2016, and a total commitment amount of $250,000. Under the new Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios (prior to renewal, the interest rate varied between LIBOR plus 1.75% and LIBOR plus 3.00%). The Company pays a fee of 0.30% per annum on any unused amounts of the new Credit Facility (the fee was 0.40% per annum prior to the renewal). See Note 14 — Subsequent Events.

For the three months ended February 28, 2013, the average amount outstanding under the Credit Facility was $63,844 with a weighted average interest rate of 2.04%. As of February 28, 2013, the Company had $21,000 outstanding under the Credit Facility at an interest rate of 3.02%. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11. Senior	Unsecured Notes

At February 28, 2013, the Company had $890,000 aggregate principal amount of Senior Notes outstanding. On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes with interest rates ranging from 2.74% to 3.67% and maturities ranging from 2019 to 2025. In conjunction with the execution of this agreement, on April 16, 2013, the Company received funding of $100,000 of the $235,000 total offering amount. The remaining $125,000 is expected to be funded in June 2013 and will be used to refinance $125,000 principal amount of our Series K Senior Notes which mature on June 19, 2013. See Note 14 — Subsequent Events.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below sets forth the key terms of each series of the Senior Notes at February 28, 2013.

Series	Principal Outstanding, February 28, 2013	Estimated Fair Value, February 28, 2013	Fixed/Floating Interest Rate	Maturity
K	125,000	$128,000	5.991%	6/19/13
M	60,000	63,000	4.560%	11/4/14
N	50,000	50,300	3-month LIBOR + 185 bps	11/4/14
O	65,000	68,500	4.210%	5/7/15
P	45,000	45,000	3-month LIBOR + 160 bps	5/7/15
Q	15,000	15,500	3.230%	11/9/15
R	25,000	26,500	3.730%	11/9/17
S	60,000	65,400	4.400%	11/9/20
T	40,000	45,200	4.500%	11/9/22
U	60,000	59,700	3-month LIBOR + 145 bps	5/26/16
V	70,000	73,800	3.710%	5/26/16
W	100,000	109,400	4.380%	5/26/18
X	14,000	14,200	2.460%	5/3/15
Y	20,000	20,500	2.910%	5/3/17
Z	15,000	15,600	3.390%	5/3/19
AA	15,000	15,500	3.560%	5/3/20
BB	35,000	36,400	3.770%	5/3/21
CC	76,000	79,200	3.950%	5/3/22

	$890,000	$931,700

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the three months ended February 28, 2013, the weighted average interest rate on the outstanding Senior Notes was 3.94%.

As of February 28, 2013, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2013, the Company was in compliance with all covenants under the Senior Notes agreements.

12. Preferred	Stock

At February 28, 2013, the Company had 14,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $374,000 ($25.00 per share). On April 3, 2013, the Company completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were approximately $122,500 and were used primarily to redeem all 4,000,000 shares of Series D mandatory redeemable preferred stock (“Series D MRP Shares”) with a $100,000 liquidation value. See Note 14 — Subsequent Events.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock at February 28, 2013.

Series	Liquidation Value February 28, 2013	Estimated Fair Value, February 28, 2013	Rate	Maturity Redemption Date
A	$104,000	$113,000	5.57%	5/7/17
B	8,000	8,400	4.53%	11/9/17
C	42,000	44,900	5.20%	11/9/20
D(1)	100,000	101,080	4.95%	6/1/18
E(2)	120,000	121,200	4.25%	4/1/19

	$374,000	$388,580

(1)	Series D MRP Shares are publicly traded on the NYSE under the symbol “KYNPRD”. The fair value is based on the price of $25.27 as of February 28, 2013.

(2)	Series E mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.25 on February 28, 2013.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series D and E
Rating as of February 28, 2013 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 28, 2013, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13. Common	Stock

At February 28, 2013, the Company had 185,040,000 shares of common stock authorized and 88,621,686 shares outstanding. As of that date, KACALP owned 4,000 shares. On March 12, 2013, the Company completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. See Note 14 —Subsequent Events. Transactions in common shares for the three months ended February 28, 2013 were as follows:

Shares outstanding at November 30, 2012	88,431,413
Shares issued through reinvestment of distributions	190,273

Shares outstanding at February 28, 2013	88,621,686

14. Subsequent	Events

On March 5, 2013, the Company entered into a new $250,000 Credit Facility with a syndicate of lenders. The new Credit Facility has a three-year commitment maturing on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

On March 12, 2013, the Company completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. The net proceeds of $145,480 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective and for general corporate purposes.

On March 20, 2013, the Company declared its quarterly distribution of $0.565 per common share for the first quarter of fiscal 2013 for a total quarterly distribution payment of $52,639. The distribution was paid on April 12, 2013 to common stockholders of record on April 5, 2013. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,779 was reinvested into the Company through the issuance of 172,401 shares of common stock.

On April 3, 2013, the Company completed a public offering of 5,000,000 of Series F MRP Shares at a price of $25.00 per share. The Series F MRP Shares pay cash dividends at a rate of 3.50% per annum and trade on the NYSE under the symbol “KYN.PRF”. Net proceeds from the offering were approximately $122,500. The net proceeds of the preferred stock offering were used to redeem all 4,000,000 shares of its Series D MRP shares with a total liquidation preference of $100,000, to make investments in portfolio companies in accordance with the Company’s investment objective and policies, to repay indebtedness, and for general corporate purposes. The

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

redemption price per share is equal to the liquidation preference per share of $25.00, plus (i) accumulated unpaid dividends of $0.144375, calculated using the current rate of 4.95% accrued to, but not including the redemption date and (ii) a redemption premium of $0.125 (0.5% of the liquidation preference per share).

On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes. In conjunction with execution of this agreement, on April 16, 2013, the Company received funding of $110,000 (the “April Funding”) of the $235,000 total offering amount. The remaining $125,000 is expected to be funded in June 2013 (the “June Funding”). Proceeds from the April Funding will be used to make new portfolio investments and to repay indebtedness, and proceeds from the June Funding will be used to refinance $125,000 principal amount for the Series K Senior Notes, which mature on June 19, 2013.

The table below sets forth the timing and key terms of the Senior Notes:

Series	April Funding	June Funding	Total Amount	Interest Rate	Maturity
DD	$35,000	$40,000	$75,000	2.74%	4/16/19
EE	24,000	26,000	50,000	3.20%	4/16/21
FF	30,000	35,000	65,000	3.57%	4/16/23
GG	21,000	24,000	45,000	3.67%	4/16/25

	$110,000	$125,000	$235,000

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.